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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): AUGUST 5, 2002



                                  ANTHEM, INC.
           (Exact name of registrant as specified in its charter)

          INDIANA                     001-16751                 35-2145715
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

   120 MONUMENT CIRCLE
     INDIANAPOLIS, IN                                              46204
    (Address of principal
     executive offices)                                          (Zip Code)

     Registrant's telephone number, including area code: (317) 488-6000


                                       N/A
       (Former name or former address, if changed since last report)


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ITEM 9.  Regulation FD Disclosure

      On August 5, 2002, each of the Principal Executive Officer, Larry C.
Glasscock, and the Principal Financial Officer, Michael L. Smith, of
Anthem, Inc. submitted to the Securities and Exchange Commission (the
"SEC") sworn statements pursuant to SEC Order No. 4-460.

      A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                      -2-


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2002


                                  ANTHEM, INC.


                                   By: /s/ MICHAEL L. SMITH
                                      ---------------------------------------
                                       Name:  Michael L. Smith
                                       Title: Executive Vice President and
                                              Chief Financial and Accounting
                                              Officer

                                      -3-

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                                  EXHIBIT INDEX

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
   EXHIBIT     DESCRIPTION
  --------     -----------
99.1           Statement Under Oath of Principal Executive Officer dated August 5, 2002

99.2           Statement Under Oath of Principal Financial Officer dated August 5, 2002


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